INCOME TAXES	12 Months Ended
Oct. 31, 2015
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

8.           INCOME TAXES

Income tax provision (benefit) consists of the following:

	Year Ended October 31,
	2015	2014
Federal:
Current	$-	$-
Deferred	(487,000)	(1,606,000)
State:
Current	-	-
Deferred	(120,000)	(1,000)
Adjustment to valuation allowance related to net deferred tax assets	607,000	1,607,000
	$-	$-

The tax effects of temporary differences that give rise to significant portions of the deferred tax asset, net, at October 31, 2015 and 2014, are as follows:

	2015	2014
Long-term deferred tax assets:
Federal and state NOL and tax credit carryforwards	$31,261,000	$31,864,000
Deferred compensation	6,522,000	5,437,000
Intangibles	483,000	-
Other	282,000	359,000
Subtotal	38,548,000	37,660,000

Less: valuation allowance	(38,548,000)	(37,660,000)
Deferred tax asset, net	$-	$-

As of October 31, 2015, we had tax net operating loss and tax credit carryforwards of approximately $75,642,000 and $1,110,000, respectively, available within statutory limits (expiring at various dates between 2016 and 2035), to offset any future regular Federal corporate taxable income and taxes payable.  If the tax benefits relating to deductions of option holders’ income are ultimately realized, those benefits will be credited directly to additional paid-in capital.  Certain changes in stock ownership can result in a limitation on the amount of net operating loss and tax credit carryovers that can be utilized each year. As of October 31, 2015, management has not determined the extent of any such limitations, if any.

We had New York State tax net operating loss and tax credit carryforwards of approximately $72,505,000 and $11,000, respectively, and California tax net operating loss carryforward of approximately $2,803,000, as of October 31, 2015, available within statutory limits (expiring at various dates between 2016 and 2035), to offset future corporate taxable income and taxes payable, if any, under certain computations of such taxes.

We have provided a valuation allowance against our deferred tax asset due to our current and historical pre-tax losses and the uncertainty regarding their realizability.  The primary differences from the Federal statutory rate of 34% and the effective rate of 0% is attributable to certain permanent differences and a change in the valuation allowance.  The following is a reconciliation of income taxes at the Federal statutory tax rate to income tax expense (benefit):

	Year Ended October 31,
	2015		2014
Income tax benefit at U.S. Federal statutory income Tax rate	$ (469,000)	(34.00%)	$ (3,266,000)	(34.00%)
State income taxes	(117,000)	(8.50%)	(6,000)	(.06%)
Permanent differences	1,000.10%		1,529,000	15.92%
Expiring net operating losses, credits and other	(22,000)	(1.60%)	115,000	1.19%
Foreign rate difference on impairment	-	0%	21,000.22%
Change in valuation allowance	607,000	44.00%	1,607,000	16.73%
Income tax provision	$ -	0%	$ -	0%

During the two fiscal years ended October 31, 2015, we incurred no Federal and no State income taxes.  We have no unrecognized tax benefits as of October 31, 2015 and 2014 and we account for interest and penalties related to income tax matters in marketing, general and administrative expenses.  Tax years to which our net operating losses relate remain open to examination by Federal authorities and other jurisdictions to the extent which the net operating losses have yet to be utilized.